SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2006

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	2-89573	25-1445946
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Center Square, Greencastle, Pennsylvania		17225
(Address of principal executive offices)		(Zip Code)

(866) 597-2137

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TOWER BANCORP, INC.

CURRENT REPORT ON FORM 8-K

Item 5.03                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 11, 2006 the Board of Directors of the Registrant approved an amendment and restatement of the Registrant’s bylaws (the “Amended Bylaws”).  The Amended Bylaws make two changes.  The following is a summary of the material changes in connection with the Amended Bylaws, a copy of which is attached as Exhibit 3(ii) and incorporated herein by reference.

Annual Meeting of Shareholders Date

Article 2, Section 2.2 of the Amended Bylaws change the date for the annual meeting of shareholders of the Registrant each year from the first Wednesday in April each year to no later than May 31 each year.

Record Date

Article 6, Section 6.1 of the Amended Bylaws increase the number of days prior to a meeting the board of directors may fix as the record date from forty-five (45) to ninety (90).

Item 9.01                FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number	Description

3(ii)	Amended and Restated Bylaws of Tower Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

TOWER BANCORP, INC.

Date:	January 13, 2006	By:	/s/ Franklin T. Klink, III
Franklin T. Klink, III
Chief Financial Officer

EXHIBIT INDEX

Exhibit

3(ii)	Amended and Restated Bylaws of Tower Bancorp, Inc.